EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559-8154
Investor Relations Contact: Chris Hepler (412) 225-3717

MSA Safety Announces Fourth Quarter and Full Year 2023 Results
Strong quarterly results and resilient demand support healthy outlook for 2024

PITTSBURGH, February 14, 2024 - Global safety equipment and solutions provider MSA Safety Incorporated (NYSE: MSA) today reported financial results for the fourth quarter and year ended December 31, 2023.

Fourth Quarter 2023 Highlights

•Achieved net sales of $495 million, a 12% increase year-over-year, reflecting strength across MSA's portfolio and in each reportable segment.

•Generated GAAP operating income of $102 million, or 20.6% of sales, and adjusted operating income of $115 million, or 23.3% of sales.

•Recorded GAAP net income of $76 million, or $1.93 per diluted share, and adjusted net income of $82 million, or $2.06 per diluted share.

•Invested $12 million for capital expenditures, repaid $145 million of debt, and returned
$18 million to shareholders through dividends.

Full Year 2023 Highlights

•Achieved net sales of $1.8 billion, a 17% increase year-over-year.

•Generated GAAP operating income of $231 million, or 12.9% of sales, and adjusted operating income of $398 million, or 22.2% of sales.

•Recorded GAAP earnings of $59 million, or $1.48 per diluted share, and adjusted earnings of $278 million, or $7.03 per diluted share.

•Invested $43 million for capital expenditures, repaid $289 million of debt subsequent to the January 2023 divestiture of a subsidiary holding legacy liabilities, and returned $73 million to shareholders through dividends.

•Strengthened financial position with net leverage of 1.0x at year end.

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“Our strong performance in the fourth quarter capped an outstanding 2023 for MSA,” said Nish Vartanian, MSA Safety Chairman and Chief Executive Officer. “Our team delivered excellent full year results with double-digit sales growth and robust margin expansion. Investments we have made in the development of innovative new products and solutions, our commercial strategy, and across our functional support areas are enabling us to better serve our customers and advance our mission. We enter 2024 with strong momentum and an ongoing focus on delivering value for all our stakeholders. Looking ahead, I believe our unique mission, highly talented team, and differentiated portfolio provide a solid foundation to fuel future growth and generate attractive long-term returns for our shareholders.”

Financial Highlights and Balance Sheet

Financial Highlights	Three Months Ended December 31,			Twelve Months Ended December 31,
($ millions, except per share data)	2023	2022	% Change (a)	2023	2022	% Change (a)
Net Sales	$495	$443	12%	$1,788	$1,528	17%
Operating Income	102	71	45%	231	239	(3)%
Adjusted Operating Income	115	96	20%	398	290	37%
Net Income	76	51	48%	59	180	(67)%
Diluted EPS	1.93	1.31	47%	1.48	4.56	(68)%
Adjusted Earnings	82	71	15%	278	223	25%
Adjusted Diluted EPS	2.06	1.80	14%	7.03	5.65	24%

(a) Percentage change may not calculate exactly due to rounding.
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“Our team’s strong commercial and operational execution resulted in a year of accelerated sales growth, margin enhancement, and free cash flow generation. We also made substantial progress during the year to strengthen our financial position, with net leverage of 1.0x at year end,” commented Lee McChesney, MSA Safety Senior Vice President and Chief Financial Officer. “As we move forward, we expect to build on our progress and leverage the MSA Business System to drive further sales growth and margin expansion. Despite the backdrop of macroeconomic and geopolitical uncertainty, we are focused on delivering mid-single digit sales growth in 2024. We continue to execute our disciplined and balanced capital allocation strategy with a focus on driving sustainable value creation in 2024 and beyond.”

Conference Call

MSA Safety will host a conference call on Thursday, February 15, 2024 at 10:00 a.m. Eastern Time to discuss the fourth quarter and full year 2023 results. The call and an accompanying slide presentation will be webcast at http://investors.msasafety.com/ under the "News and Events" tab, subheading "Events & Presentations." Investors and interested parties can also dial into the call at 1-844-854-4415 (Toll Free) or 1-412-902-6599 (International). When prompted, please instruct the operator to be joined into the MSA Safety Incorporated conference call. A replay of the conference call will be available at http://investors.msasafety.com/ shortly after the conclusion of the presentation and will be available for the next 90 days.

Investor Day Announcement

MSA Safety will hold an Investor Day for institutional investors and financial analysts in New York City on Wednesday, May 22, 2024, with a presentation given by members of executive management, along with Q&A sessions. A live webcast and presentation slides will be posted on the day of the event. Dial-in information and a detailed agenda will be provided at a later date. Due to limited capacity, in-person attendance is by invitation only.
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MSA Safety Incorporated
Condensed Consolidated Statement of Income (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022

Net sales	$495,358	$443,254	$1,787,647	$1,527,953
Cost of products sold	257,175	246,002	935,509	854,122
Gross profit	238,183	197,252	852,138	673,831

Selling, general and administrative	107,043	91,494	396,645	338,872
Research and development	19,082	13,995	67,988	57,012
Restructuring charges	1,510	4,819	9,892	7,965
Currency exchange losses, net	8,298	5,467	17,079	10,255
Product liability expense	—	10,857	3	20,590
Loss on divestiture of MSA LLC	—	—	129,211	—
Operating income	102,250	70,620	231,320	239,137

Interest expense	9,584	7,502	46,733	21,660
Other income, net	(6,614)	(5,935)	(22,101)	(21,056)
Total other expense, net	2,970	1,567	24,632	604

Income before income taxes	99,280	69,053	206,688	238,533
Provision for income taxes	22,870	17,564	148,105	58,903
Net income	76,410	51,489	58,583	179,630

Earnings per share attributable to MSA Safety Incorporated common shareholders:
Basic	$1.94	$1.31	$1.49	$4.58
Diluted	$1.93	$1.31	$1.48	$4.56

Basic shares outstanding	39,339	39,200	39,307	39,232
Diluted shares outstanding	39,541	39,387	39,473	39,407

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MSA Safety Incorporated
Condensed Consolidated Balance Sheet (Unaudited)
(In thousands)

	December 31, 2023	December 31, 2022
Assets
Cash and cash equivalents	$146,442	$162,902
Trade receivables, net	294,678	297,028
Inventories	292,604	338,316
Notes receivable, insurance companies	—	5,931
Other current assets	52,546	75,949
Total current assets	786,270	880,126

Property, plant and equipment, net	211,877	207,552
Prepaid pension cost	172,161	141,643
Goodwill	627,534	620,622
Intangible assets, net	266,134	281,853
Notes receivable, insurance companies, noncurrent	—	38,695
Insurance receivable, noncurrent	—	110,300
Other noncurrent assets	106,174	96,185
Total assets	$2,170,150	$2,376,976

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$26,522	$7,387
Accounts payable	111,872	112,532
Other current liabilities	194,424	225,946
Total current liabilities	332,818	345,865

Long-term debt, net	575,170	565,445
Pensions and other employee benefits	143,967	137,810
Deferred tax liabilities	102,419	31,881
Product liability and other noncurrent liabilities	48,974	372,234
Total shareholders' equity	966,802	923,741
Total liabilities and shareholders' equity	$2,170,150	$2,376,976
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MSA Safety Incorporated
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022

Net income	$76,410	$51,489	$58,583	$179,630
Depreciation and amortization	15,808	14,434	60,773	56,317
Tax-effected loss on divestiture of MSA LLC	—	—	199,578	—
Contribution on divestiture of MSA LLC	—	—	(341,186)	—
Change in working capital and other operating	66,696	(12,371)	115,109	(78,492)
Cash flow from operating activities	158,914	53,552	92,857	157,455

Capital expenditures	(11,785)	(13,800)	(42,764)	(42,553)
Change in short-term investments	—	15,138	—	39,458
Property disposals and other investing	121	(1,427)	2,811	(1,389)
Cash flow used in investing activities	(11,664)	(89)	(39,953)	(4,484)

Change in debt	(144,750)	(40,000)	23,898	(13,000)
Cash dividends paid	(18,489)	(18,050)	(73,488)	(71,497)
Other financing	479	863	(2,663)	(28,853)
Cash flow used in financing activities	(162,760)	(57,187)	(52,253)	(113,350)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(2,519)	6,867	(16,671)	(16,631)

(Decrease) increase in cash, cash equivalents and restricted cash	$(18,029)	$3,143	$(16,020)	$22,990
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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentage amounts)

	Americas	International	Corporate	Consolidated
Three Months Ended December 31, 2023
Net sales to external customers	$332,676	$162,682	$—	$495,358
Operating income				102,250
Operating margin %				20.6%
Restructuring charges				1,510
Currency exchange losses, net				8,298
Amortization of acquisition-related intangible assets				2,310
Transaction costs (a)				887
Adjusted operating income (loss)	99,189	29,600	(13,534)	115,255
Adjusted operating margin %	29.8%	18.2%		23.3%
Depreciation and amortization				13,498
Adjusted EBITDA	108,968	33,108	(13,323)	128,753
Adjusted EBITDA margin %	32.8%	20.4%		26.0%

Three Months Ended December 31, 2022
Net sales to external customers	$289,122	$154,132	$—	$443,254
Operating income				70,620
Operating margin %				15.9%
Restructuring charges				4,819
Currency exchange losses, net				5,467
Product liability expense				10,857
Amortization of acquisition-related intangible assets				2,285
Transaction costs (a)				1,757
Adjusted operating income (loss)	82,728	26,249	(13,172)	95,805
Adjusted operating margin %	28.6%	17.0%		21.6%
Depreciation and amortization				12,149
Adjusted EBITDA	91,525	29,471	(13,042)	107,954
Adjusted EBITDA margin %	31.7%	19.1%		24.4%

(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income.
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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentage amounts)

	Americas	International	Corporate	Consolidated
Twelve Months Ended December 31, 2023
Net sales to external customers	$1,235,594	$552,053	$—	$1,787,647
Operating income				231,320
Operating margin %				12.9%
Restructuring charges				9,892
Currency exchange losses, net				17,079
Loss on divestiture of MSA LLC				129,211
Product liability expense				3
Amortization of acquisition-related intangible assets				9,246
Transaction costs (a)				965
Adjusted operating income (loss)	359,617	89,699	(51,600)	397,716
Adjusted operating margin %	29.1%	16.2%		22.2%
Depreciation and amortization				51,527
Adjusted EBITDA	396,596	103,404	(50,757)	449,243
Adjusted EBITDA margin %	32.1%	18.7%		25.1%

Twelve Months Ended December 31, 2022
Net sales to external customers	$1,043,238	$484,715	$—	$1,527,953
Operating income				239,137
Operating margin %				15.7%
Restructuring charges				7,965
Currency exchange losses, net				10,255
Product liability expense				20,590
Amortization of acquisition-related intangible assets				9,207
Transaction costs (a)				3,233
Adjusted operating income (loss)	267,392	60,923	(37,928)	290,387
Adjusted operating margin %	25.6%	12.6%		19.0%
Depreciation and amortization				47,110
Adjusted EBITDA	301,726	73,179	(37,408)	337,497
Adjusted EBITDA margin %	28.9%	15.1%		22.1%

(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income.
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The Americas segment is comprised of our operations in North America and Latin America geographies. The International segment is comprised of our operations in all geographies outside of the Americas. Certain global expenses are allocated to each segment in a manner consistent with where the benefits from the expenses are derived.
Adjusted operating income, adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are the measures used by the chief operating decision maker to evaluate segment performance and allocate resources. As such, management believes that adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are useful metrics for investors. Adjusted operating income is defined as operating income excluding restructuring charges, currency exchange gains / losses, loss on divestiture of MSA LLC, product liability expense, amortization of acquisition-related intangible assets, and transaction costs. Adjusted operating margin is defined as adjusted operating income divided by segment net sales to external customers. Adjusted EBITDA is defined as adjusted operating income plus depreciation and amortization, and adjusted EBITDA margin is defined as adjusted EBITDA divided by segment net sales to external customers. Adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP, and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The company's definition of adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income determined on a GAAP basis in addition to these non-GAAP measures.
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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

Consolidated

	Three Months Ended December 31, 2023
	Firefighter Safety(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	17%	11%	5%	12%
Plus: Currency translation effects	(1)%	(2)%	(3)%	(2)%
Constant currency sales change	16%	9%	2%	10%

	Twelve Months Ended December 31, 2023
	Firefighter Safety(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	18%	20%	12%	17%
Plus: Currency translation effects	—%	(1)%	(2)%	(1)%
Constant currency sales change	18%	19%	10%	16%

(a) Firefighter Safety includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(b) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.
Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.
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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

Americas Segment

	Three Months Ended December 31, 2023
	Firefighter Safety(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	22%	15%	4%	15%
Plus: Currency translation effects	—%	(1)%	(2)%	(1)%
Constant currency sales change	22%	14%	2%	14%

	Twelve Months Ended December 31, 2023
	Firefighter Safety(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	20%	20%	13%	18%
Plus: Currency translation effects	—%	(1)%	(2)%	(1)%
Constant currency sales change	20%	19%	11%	17%
(a) Firefighter Safety includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(b) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.
Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.
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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

International Segment

	Three Months Ended December 31, 2023
	Firefighter Safety(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	6%	5%	6%	6%
Plus: Currency translation effects	(4)%	(3)%	(3)%	(3)%
Constant currency sales change	2%	2%	3%	3%

	Twelve Months Ended December 31, 2023
	Firefighter Safety(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	12%	20%	8%	14%
Plus: Currency translation effects	(1)%	(1)%	—%	(1)%
Constant currency sales change	11%	19%	8%	13%

(a) Firefighter Safety includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(b) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.
Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.
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MSA Safety Incorporated
Supplemental Segment Information (Unaudited)
Summary of constant currency revenue growth by segment and product group

	Three Months Ended December 31, 2023
	Consolidated	Americas	International
Firefighter Safety	16%	22%	2%
Detection	9%	14%	2%
Industrial PPE and Other	2%	2%	3%

Net Sales	10%	14%	3%

	Twelve Months Ended December 31, 2023
	Consolidated	Americas	International
Firefighter Safety	18%	20%	11%
Detection	19%	19%	19%
Industrial PPE and Other	10%	11%	8%

Net Sales	16%	17%	13%
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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted earnings per diluted share (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2023	2022	% Change	2023	2022	% Change

Net income attributable to MSA Safety Incorporated	$76,410	$51,489	48%	$58,583	$179,630	(67)%

Loss on divestiture of MSA LLC	—	—		129,211	—
Deferred tax asset write-off related to divestiture of MSA LLC	—	—		70,366	—
Product liability expense	—	10,857		3	20,590
Restructuring charges	1,510	4,819		9,892	7,965
Transaction costs (a)	887	1,757		965	3,233
Amortization of acquisition-related intangible assets	2,310	2,285		9,246	9,207
Currency exchange losses, net	8,298	5,467		17,079	10,255
Asset related losses and other	844	1,515		173	6,290
Tax benefit associated with tax reform	(5,313)	—		(5,313)	—
Income tax expense on adjustments	(3,409)	(7,263)		(12,657)	(14,662)
Adjusted earnings	$81,537	$70,926	15%	$277,548	$222,508	25%

Adjusted earnings per diluted share	$2.06	$1.80	14%	$7.03	$5.65	24%

(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in selling, general and administrative expense in the Consolidated Statements of Income.
Management believes that adjusted earnings and adjusted earnings per diluted share are useful measures for investors, as management uses these measures to internally assess the Company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income determined on a GAAP basis as well as adjusted earnings.
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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Debt to adjusted EBITDA / Net debt to adjusted EBITDA (Unaudited)
(In thousands)

Twelve Months Ended December 31,
2023
Operating income	$231,320
Loss on divestiture of MSA LLC	129,211
Depreciation and amortization	51,527
Product liability expense	3
Restructuring charges	9,892
Currency exchange losses, net	17,079
Amortization of acquisition-related intangible assets	9,246
Transaction costs (a)	965
Adjusted EBITDA	$449,243

Total end-of-period debt	601,692

Debt to adjusted EBITDA	1.3

Total end-of-period debt	601,692
Total end-of-period cash and cash equivalents	146,442
Net debt	$455,250

Net debt to adjusted EBITDA	1.0

(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in selling, general and administrative expense in the Consolidated Statements of Income.

Management believes that Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA are useful measures for investors, as management uses these measures to internally assess the Company’s liquidity and balance sheet strength. There can be no assurances that that MSA's definition of Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA is consistent with that of other companies.

MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Adjusted Payments on Debt (Unaudited)
(In thousands)

	Twelve Months Ended December 31,
	2023	2022
Change in debt	$23,898	$(13,000)
Borrowings related to divestiture of MSA LLC (a)	(312,943)	$—
Adjusted payments on debt	$(289,045)	$(13,000)
(a) Net of foreign exchange and issuance costs
Management believes that Adjusted Payments on Debt is a useful measure for investors, as management uses this measure to internally assess the Company’s debt activity, less the divestiture of MSA LLC. There can be no assurances that MSA's definition of Adjusted Payments on Debt is consistent with that of other companies.

About MSA Safety:
MSA Safety Incorporated (NYSE: MSA) is the global leader in advanced safety products, technologies and solutions. Driven by its singular mission of safety, the Company has been at the forefront of safety innovation since 1914, protecting workers and facility infrastructure around the world across a broad range of diverse end markets while creating sustainable value for shareholders. With 2023 revenues of
$1.8 billion, MSA Safety is headquartered in Cranberry Township, Pennsylvania and employs a team of over 5,000 associates across its more than 40 international locations. For more information, please visit www.MSASafety.com
Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve various assumptions, known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or other comparable words. Actual results, performance or outcomes may differ materially from those expressed or implied by these forward-looking statements and may not align with historical performance and events due to a number of factors, including those discussed in the sections of our annual report on Form 10-K entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors,” and those discussed in our Form 10-Q quarterly reports filed after such annual report. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and caution should be exercised against placing undue reliance upon such statements. We are under no duty to update publicly any of the forward-looking statements after the date of this earnings press release, whether as a result of new information, future events or otherwise, except as required by law.
Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include constant currency revenue growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, adjusted earnings per diluted share, debt to adjusted EBITDA, net debt to adjusted EBITDA, and adjusted payments on debt. These non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Management also uses these measures internally to assess and better understand our underlying business performance and trends related to core business activities. The non-GAAP financial measures and key performance indicators we use, and computational methods with respect thereto, may differ from the non-GAAP financial measures and key performance indicators, and computational methods, that our peers use to assess their performance and trends.

The presentation of these non-GAAP financial measures does not comply with U.S. GAAP. These non-GAAP financial measures should be viewed as supplemental in nature, and not as a substitute for, or superior to, our reported results prepared in accordance with GAAP. When non-GAAP financial measures are disclosed, the Securities and Exchange Commission's Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The presentation of these financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). For an explanation of these measures, with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures in the financial tables section above.

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